UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1 to

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2010

Bucyrus International, Inc.

(Exact name of registrant as specified in its charter)

001-00871

(Commission File Number)

Delaware	39-0188050
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

P.O. Box 500, 1100 Milwaukee Avenue,

South Milwaukee, Wisconsin 53172

(Address of principal executive offices, with zip code)

(414) 768-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on February 22, 2010 by Bucyrus International, Inc. (“Bucyrus”) to include the financial information referred to in Item 9.01(a) and (b) below relating to the acquisition of the mining equipment business of Terex Corporation (the “Business”) on February 19, 2010. Bucyrus hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information and related exhibits.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of the Business as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, the unaudited financial statements of the Business as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008 and the consent of the independent registered public accounting firm are filed as Exhibits 23.1 and 99.2 hereto and are incorporated by reference herein.

(b) Pro forma financial information.

On February 19, 2010, Bucyrus completed its acquisition of the Business. The following pro forma financial statements are filed as Exhibit 99.3 hereto and are incorporated by reference herein:

(1)	Unaudited Pro Forma Combined Condensed Statement of Earnings for the Year Ended December 31, 2008 and Nine Months Ended September 30, 2009

(2)	Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2009

(3)	Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(d) Exhibits.

2.1	Asset and Stock Purchase Agreement, dated as of December 20, 2009, between Bucyrus International, Inc. and Terex Corporation.*

2.1.1	Equity Agreement, dated as of January 15, 2010, between Bucyrus International, Inc. and Terex Corporation.*

4.1	Third Amendment to Amended and Restated Credit Agreement and Incremental Amendment dated as of February 17, 2010 among Bucyrus International, Inc., each foreign borrower, each of the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, J.P. Morgan Europe Limited as German agent for the lenders, each swing line lender and each issuing lender.*

4.2	Stockholder Agreement, dated as of February 19, 2010 between Bucyrus International, Inc. and Terex Corporation.*

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Bucyrus International, Inc. press release, dated February 19, 2010.*

99.2	Audited financial statements of the Business as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, and the unaudited financial statements of the Business as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008.

99.3	Unaudited Pro Forma Combined Condensed Financial Statements.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2010	BUCYRUS INTERNATIONAL, INC.

	By:	/s/ Craig R. Mackus
Craig R. Mackus
Chief Financial Officer and Secretary

EXHIBIT INDEX

2.1	Asset and Stock Purchase Agreement, dated as of December 20, 2009, between Bucyrus International, Inc. and Terex Corporation.*

2.1.1	Equity Agreement, dated as of January 15, 2010, between Bucyrus International, Inc. and Terex Corporation.*

4.1	Third Amendment to Amended and Restated Credit Agreement and Incremental Amendment dated as of February 17, 2010 among Bucyrus International, Inc., each foreign borrower, each of the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, J.P. Morgan Europe Limited as German agent for the lenders, each swing line lender and each issuing lender.*

4.2	Stockholder Agreement, dated as of February 19, 2010 between Bucyrus International, Inc. and Terex Corporation.*

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Bucyrus International, Inc. press release, dated February 19, 2010.*

99.2	Audited financial statements of the Business as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, and the unaudited financial statements of the Business as of September 30, 2009 and for the nine months ended September 30, 2009 and 2008.

99.3	Unaudited Pro Forma Combined Condensed Financial Statements.

*	Previously filed.